EXHIBIT 10.3
                              ------------

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of February 16, 1996, by and among SIMPSON MANUFACTURING CO., INC., a California corporation ("Borrower"), SIMPSON HOLDINGS, INC., a California corporation ("Holdings"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").

                                RECITALS
                                --------

     WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated as of May 31, 1995, as amended from time to time ("Credit Agreement").
     WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes.
     WHEREAS, Holdings is a wholly-owned subsidiary of Borrower and the substituted account party on the Letter of Credit issued to the Self Insurance Plans of California pursuant to Section 1.4(a) of the Credit Agreement.
     WHEREAS, the stated principal amount of this Letter of Credit issued to the Self Insurance Plans of California pursuant to Section 1.4(a) of the Credit Agreement has been increased to $416,285.
     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Credit Agreement shall be amended as follows:

1. Section 1.4 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(a) LETTER OF CREDIT. Bank has issued a letter of Credit for the account of Simpson Holdings, Inc. ("Holdings") and in favor of Self Insurance Plans of California to support Borrower's workers' compensation insurance requirements (the "Letter of Credit") in the amended principal amount of Four Hundred Sixteen Thousand Two Hundred Eighty-Five Dollars ($416,285.00). The Letter of Credit has an expiration date of June 1, 1997, and is subject to the additional terms of the Application and Agreement for Standby Letter of Credit required by Bank in connection with the issuance thereof, as amended from time to time (the "Letter of Credit Agreement"). Subject to the terms and conditions of this Agreement, Bank hereby confirms that the Letter of Credit remains in full force and effect.

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          "(b)  REPAYMENT OF DRAFTS. Each draft paid by Bank under the
Letter of Credit shall be repaid by Borrower or Holdings in accordance with the provisions of the Letter of Credit Agreement. The obligations of Borrower and Holdings under this Section 1.4 are joint and several."

2. Holdings jointly and severally assumes and will pay when due all sums at any time due or owing under Section 1.4 of the Credit Agreement or under the Letter of Credit Agreement, and Holdings will hereafter faithfully perform and be bound by all of the terms and conditions of the Credit Agreement, insofar as the Credit Agreement relates to the Letter of Credit, and the Letter of Credit Agreement, the terms of which are incorporated herein by this reference.
3. Borrower shall not be released from any of its obligations under the Credit Agreement or the Letter of Credit Agreement as a result of Holdings' assumption of the obligations described in Section 2, above, and Borrower hereby reaffirms such liability. Borrower agrees that its liability and that of Holdings for the obligations described in Section 2, above, shall be joint and several.
4. Borrower and Holdings agree and acknowledge that there are no claims, defenses (legal or equitable), counterclaims, set-offs and/or other rights or remedies whatsoever which any of them now has, claim or assert against Bank which would in any way alter, reduce or extinguish any of their liabilities to Bank. Holdings hereby waives and agrees not to assert against Bank or Borrower any rights which a guarantor or surety could exercise, including without limitation, the rights, if any, of subrogation, or of requiring Bank to proceed to foreclose upon collateral, or of requiring Bank to marshal collateral.
5. Except as specifically provided herein, all terms and conditions of the Credit Agreement and the Letter of Credit Agreement remain in full force and effect, without waiver or modification. All terms defined in the Credit Agreement shall have the same meaning when used in this Amendment. This Amendment and the Credit Agreement shall be read together, as one document.

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6.  Borrower hereby remakes all representations and warranties contained in the Credit Agreement and reaffirms all covenants set forth therein. Borrower further certifies that as of the date of this Amendment there exists no Event of Default as defined in the Credit Agreement, nor any condition, act or event which, with the giving of notice or the passage of time or both, would constitute any such Event of Default.
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

                                             WELLS FARGO BANK
SIMPSON MANUFACTURING CO., INC.              NATIONAL ASSOCIATION

By:     /s/Steve Lamson                      By:     /s/Steve Bojkovic
        -------------------                          ------------------
Title:  CFO                                  Title:  Vice President
        -------------------                          ------------------

By:     /s/Thomas J Fitzmyers
        ---------------------
Title:  President
        ---------------------


SIMPSON HOLDINGS, INC.

By:     /s/Steve Lamson
        -------------------
Title:  CFO
        -------------------

By:     /s/Thomas J Fitzmyers
        ---------------------
Title:  President
        ---------------------

WELLS FARGO BANK                      CORPORATE BORROWING RESOLUTION

TO WELLS FARGO BANK, NATIONAL ASSOCIATION

RESOLVED: That any of the following officers: Chairman of the Board, President/C.E.O. or Secretary/C.F.O. and Treasurer together with any one of the following officers: None of this corporation Simpson Holdings, Inc. be and they are hereby authorized and empowered for and on behalf of and in the name of this corporation and as its corporate act and deed:

(1) To borrow money from Wells Fargo Bank, National Association ("Bank") and to assume any liabilities of any other person or entity to Bank, in such form and on such terms and conditions as shall be agreed upon by those authorized above and Bank, and to sign and deliver such promissory notes and other evidences of indebtedness for money borrowed or advanced and/or for indebtedness assumed as Bank shall require; such promissory notes or other evidences of indebtedness may provide that advances be requested by telephone communication and by any officer, employee or agent of this corporation so long as the advances are deposited into any deposit account of this corporation with Bank; this corporation shall be bound to Bank by, and Bank may rely upon, any communication or act, including telephone communications, purporting to be done by any office, employee or agent of this corporation provided that Bank believes, in good faith, that the same is done by such person.

(2) To contract for the issuance by Bank of letters of credit, to discount with Bank notes, acceptances and evidences of indebtedness payable to or due this corporation and to endorse the same and execute such contracts and instruments for repayment thereof to Bank as Bank shall require, and to enter into foreign exchange transactions with or through Bank.

(3) To mortgage, encumber, pledge, convey, grant, assign or otherwise transfer all or any part of this corporation's real or personal property for the purpose of securing the payment of any of the promissory notes, contracts, instruments and other evidences of indebtedness authorized hereby, and to execute and deliver to Bank such deeds of trust, mortgages, pledge agreements and/or other security agreements as Bank shall require.

(4) To perform all acts and to execute and deliver all documents described above and all other contracts and instruments which Bank deems necessary or convenient to accomplish the purposes of this resolution and/or to perform or continue the rights, remedies and security interests to be given to Bank hereunder, including without limitation, any modifications, renewals and/or extensions of any of this corporation's obligations to Bank, however evidenced; provided that the aggregate principal amount of all sums borrowed and credits established pursuant to this resolution shall not at any time exceed the sum of $416,285.00 outstanding and unpaid.

     Loans made pursuant to a special resolution and loans made by offices or Bank other than the office to which this resolution is delivered shall be in addition to the foregoing limitation.

     The authority hereby conferred shall be deemed retroactive, and any and all acts authorized herein which were performed prior to the passage of this resolution hereby approved and ratified. The authority hereby conferred is in addition to that conferred by any other resolution heretofore or hereafter delivered to Bank and shall continue in full force and effect until Bank shall have received notice in writing, certified by the Secretary of this corporation, of the revocation hereof by a resolution duly adopted by the Board of Directors of this corporation, and such revocation shall be effective only as to credit which was not extended or committed to this corporation by Bank prior to Bank's receipt of such notice.

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                             CERTIFICATION

     I, Secretary of Simpson Holdings, Inc., a corporation created and existing under the laws of the State of California, do hereby certify and declare that the foregoing is a full, true and correct copy of the resolutions duly passed and adopted by the Board of Directors of said corporation, by written consent of all Directors of said corporation or at a meeting of said Board duly and regularly called, noticed and held on _______________, at which meeting a quorum of the Board of Directors was present and voted in favor of said resolutions; that said resolutions are now in full force and effect; that there is no provision in the Articles of Incorporation or Bylaws of said corporation, or any shareholder agreement, limiting the power of the Board of Directors of said corporation to pass the foregoing resolutions and that such resolutions are in conformity with the provisions of such Articles of Incorporation and Bylaws; and that no approval by the shareholders of, or any of the outstanding shares of, said corporation is required with respect to the matters which are the subject of the foregoing resolutions.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the corporate seal of said corporation as of August 16, 1996.


          (SEAL)


                                       /s/Steve Lamson,  Secretary of
                                ----------------------

                                Simpson Holdings, Inc., a corporation
                                ----------------------

                      CERTIFICATE OF INCUMBENCY

To:  WELLS FARGO BANK, NATIONAL ASSOCIATION

     The undersigned, Steve Lamson, Secretary of Simpson Holdings, Inc., a corporation created and existing under the laws of the State of California, hereby certificates to Wells Fargo Bank, National
Association ("Bank") that the following named persons are those duly elected officers of this corporation specified in the Corporate
Resolution attached hereto and that the signatures opposite their names are their true signatures:

       Title                 Name                   Signature
   -------------    ----------------------    ----------------------

   Chairman of
     the Board      Barclay Simpson           /s/Barclay Simpson

   President/CEO    Thomas Fitzmyers          /s/Thomas J Fitzmyers

   Secretary/CFO
  and Treasurer     Steve Lamson              /s/Steve Lamson

     The undersigned further certifies that should any of the above-named officers change, or should the signature requirements of said Corporate Resolution change, this corporation shall provide Bank immediately with a new Certificate of Incumbency. Bank is hereby authorized to rely on this Certificate until a new Certificate certified by the Secretary of this corporation is received by Bank.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of this corporation as of August 16, 1996.

                  Steve Lamson, Secretary of

                  Simpson Holdings, Inc., a corporation